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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COINMACH LAUNDRY CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                         SUPPLEMENT TO PROXY STATEMENT
                        OF COINMACH LAUNDRY CORPORATION
                              DATED JULY __, 1998



          This Supplement (the "Supplement") to the Proxy Statement dated June 19, 1998 (the "Proxy Statement") of Coinmach Laundry Corporation, a Delaware corporation (the "Company"), is being furnished to the holders (the "Class A Stockholders") of the Company's Class A common stock, par value $.01 per share (the "Common Stock") and the holders (the "Class B Stockholders", and collectively, with the Class A Stockholders, the "Stockholders") of the Company's Class B common stock, par value $.01 per share (the "Non-Voting Common Stock"), in connection with the solicitation of proxies by the Board of Directors and management of the Company for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on July 28, 1998 and at any postponements or adjournments thereof.

          This Supplement contains information with respect to a new proposal to be considered and voted upon at the Annual Meeting to amend the Company's Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of the Company's authorized Non-Voting Common Stock from 1,000,000 to 10,000,000 shares (the "Charter Amendment Proposal"). The Charter Amendment Proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock voting as a separate class.

          The following information supplements and should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement have the respective meanings ascribed to them in the Proxy Statement. Please read this Supplement carefully.

          The date of this Supplement is July __, 1998. This Supplement is being mailed to Stockholders on or about July __, 1998.


                         THE CHARTER AMENDMENT PROPOSAL

          The Board of Directors has unanimously adopted a resolution approving and recommending to the Stockholders for their adoption and approval an amendment to ARTICLE FOUR of the Company's Third Amended and Restated Certificate of Incorporation, as amended, which amendment would increase the number of the Company's authorized Non-Voting Common Stock from 1,000,000 to 10,000,000 shares. The additional shares of Non-Voting Common Stock for which authorization is sought would be a part of the existing class of Non-Voting Common Stock, and, if and when issued by the Board of

Directors in its discretion for any proper corporate purpose, would have the same rights and privileges as the shares of Non-Voting Common Stock currently outstanding. These additional shares could be issued without further action by Stockholders, unless required by applicable law or the rules of any stock exchange on which such shares may be listed.

          The Board of Directors believes that the increase in the number of shares of authorized Non-Voting Common Stock will be advantageous to the Company and its Stockholders because it will provide the Company with added flexibility in executing financings, acquisitions, stock dividends and distributions and other transactions involving the use of stock, without the expense and delay of a special Stockholders' meeting for each such issuance.

          The Company currently has no commitments or arrangements with respect to the issuance of any of the proposed additional shares of Non-Voting Common Stock. However, the Company regularly evaluates its capital structure and, subject to favorable market conditions and satisfactory terms or arrangements with potential investors, is considering, among other things, the possibility of issuing securities, including but not limited to, the issuance of Non-Voting Common Stock or securities that would be convertible into shares of Non-Voting Common Stock. There can be no assurance that the Company will determine to proceed with any such transaction.

          Except as required by applicable law, holders of Non-Voting Common Stock are not entitled to vote in the election of directors or on any other matters submitted to a vote of Class A Stockholders. Except for (i) restrictions on voting, (ii) the manner in which dividends are paid, and (iii) the ability to convert Non-Voting Common Stock into Common Stock, the Non-Voting Common Stock is identical to the Common Stock. Holders of shares of Non-Voting Common Stock do not have any preemptive rights.

          As of June 5, 1998, 480,648 of the 1,000,000 shares of Non-Voting Common Stock currently authorized were issued and outstanding and no shares of Non-Voting Common Stock were reserved for issuance.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

                                    PROXIES

          Please sign and date the enclosed [blue] proxy card with respect to the Charter Amendment Proposal and return it promptly in the accompanying postage-paid envelope. For the convenience of Class A Stockholders, an additional [white] proxy card relating to the other proposals described in the Proxy Statement to be considered and voted upon at the Annual Meeting is also enclosed. In the event that a Class A Stockholder has not yet executed and delivered a [white] proxy card or, in the event that a Class A Stockholder who has previously executed and delivered a [white] proxy card desires to change his or her vote with respect to the other proposals described in the Proxy Statement after reviewing this Supplement, such Class A Stockholder should complete, date and sign the enclosed [white] proxy card. Additional proxies and additional copies of the Proxy Statement may be obtained by any Stockholder by written or oral request from the Company at Coinmach Laundry Corporation, 55 Lumber Road, Roslyn, New York 11576, Attention: Secretary, telephone number (516) 484-2300.

                                                           FORM OF FACE OF PROXY



                          COINMACH LAUNDRY CORPORATION

               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


                              STOCKHOLDER'S PROXY



     The undersigned hereby appoints Stephen R. Kerrigan and Robert M. Doyle, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Class A Common Stock of Coinmach Laundry Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Coinmach Laundry Corporation (the "Company") to be held on Tuesday, July 28, 1998, at 1:00 p.m. Eastern Standard Time, at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, and at any and all adjournments or postponements thereof.



                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

                                                        FORM OF REVERSE OF PROXY


The shares represented by this proxy, which revokes all prior proxies, will be voted as directed by the stockholder. If no direction is given, such shares will be voted "FOR" Item 1.

[ ]
     ______________________         ____________________
        ACCOUNT NUMBER              Class A Common Stock



             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1


Item 1 - Proposal to amend the Company's Third Amended and
Restated Certificate of Incorporation, as amended, to increase the number of the authorized Class B Common Stock from 1,000,000 to 10,000,000 shares.


        FOR    AGAINST    ABSTAIN
        [ ]      [ ]        [ ]




                        Please mark, date and sign your name exactly as it appears at the left and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as an attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.

                        Date                                               1998
                        _______________________________________________________


                        _______________________________________________________
                        Signature

                        _______________________________________________________
                        Signature

                                                           FORM OF FACE OF PROXY



                          COINMACH LAUNDRY CORPORATION

               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


                              STOCKHOLDER'S PROXY



     The undersigned hereby appoints Stephen R. Kerrigan and Robert M. Doyle, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Class B Common Stock of Coinmach Laundry Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Coinmach Laundry Corporation (the "Company") to be held on Tuesday, July 28, 1998, at 1:00 p.m. Eastern Standard Time, at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, and at any and all adjournments or postponements thereof.



                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

                                                        FORM OF REVERSE OF PROXY


The shares represented by this proxy, which revokes all prior proxies, will be voted as directed by the stockholder. If no direction is given, such shares will be voted "FOR" Item 1.

[ ]
     _____________________          ____________________
        ACCOUNT NUMBER              Class B Common Stock




             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1


Item 1 - Proposal to amend the Company's Third Amended and
Restated Certificate of Incorporation, as amended, to increase the number of the authorized Class B Common Stock from 1,000,000 to 10,000,000 shares.


        FOR    AGAINST    ABSTAIN
        [ ]      [ ]        [ ]



                        Please mark, date and sign your name exactly as it appears at the left and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as an attorney, executor, administrator, trustee, guardian, or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.

                        Date                                               1998
                        _______________________________________________________

                        _______________________________________________________
                        Signature

                        _______________________________________________________
                        Signature